SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: January 17, 2014

ENSURGE, INC.
(Exact name of registrant as specified in charter)

NEVADA	33- 03275	87-0431533
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

2825 East Cottonwood Parkway, Suite 500
               Salt Lake City, Utah 84121
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (801) 990-3457

Item 4.01 Changes in Registrant's Certifying Accountant.

a) On or about February 10, 2014, Ensurge dismissed Anderson Bradshaw, PLLC (“AB”) as its principal accountant and engaged RBSM LLP, as the Company's principal accountant for the Company's fiscal year ending 2013 and the interim periods for 2013 and 2014. The decision to change principal accountants was approved by the Company's Board of Directors.

None of the reports of AB, on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles except that the reports of AB included in our Form 10-K for 2012 and 2011 did include a paragraph disclosing uncertainty about our ability to continue as a going concern.

There were no disagreements between the Company and AB, for the two most recent fiscal years and any subsequent interim period through February 10, 2014 (date of dismissal) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of AB, would have caused them to make reference to the subject matter of the disagreement in connection with its report.  Further, AB has not advised the Registrant that:

1) Internal controls necessary to develop reliable financial statements did not exist; or

2) Information has come to the attention of AB which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

3) The scope of the audit should be expanded significantly, or information has come to the attention of AB that they have concluded will, or if further investigated, might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended December 31, 2013.

(b) On or about February 14, 2013, the Registrant engaged RBSM LLP as its principal accountant to audit the Registrant's financial statements as successor to AB.  During the Registrant's  two most recent fiscal years or subsequent interim period, the Registrant has not consulted with the entity of RBSM LLP regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, nor did the entity of RBSM LLP provide advice to the Registrant, either written or oral, that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted the entity of RBSM LLP on any matter that was the subject of a disagreement or a reportable event.

Item 5.02 Departure of Directors or Certain Officers

As of January 17, 2014, due to personal, professional, and health reasons, the Company has accepted the resignation of Jamie D. Miller as the Company’s President/CEO.  On February 3, 2014, the Company’s Board of Directors appointed Paul Cinquemani as acting President/CEO until a replacement can be found.

Section 9 - Financial Statements and Exhibits

Item 9.01                             Financial Statements and Exhibits.

     Exhibit
     Number        Descriptions

      16.1     Letter from CVB dated February 28, 2014 regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSURGE, INC.

Date: March 14, 2014	By /s/ Jeff A. Hanks
Jeff A. Hanks
Chief Financial Officer